EXHIBIT 99.2

Cambrex Special Dividend

Forward-Looking Statements This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and Rule 3b-6 under the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding expected performance, especially expectations with respect to sales, research and development expenditures, earnings per share, capital expenditures, acquisitions, divestitures, collaborations, or other expansion opportunities. These statements may be identified by the fact that words such as "expects", "anticipates", "intends", "estimates", "believes" or similar expressions are used in connection with any discussion of future financial and/or operating performance. Any forward-looking statements are qualified in their entirety by reference to the risk factors discussed in the Company's periodic reports filed with the SEC. Any forward-looking statements contained herein are based on current plans and expectations and involve risks and uncertainties that could cause actual outcomes and results to differ materially from current expectations including, but not limited to, global economic trends, pharmaceutical outsourcing trends, competitive pricing or product developments, government legislation and/or regulations (particularly environmental issues), tax rate, interest rate, technology, manufacturing and legal issues including the outcome of outstanding litigation discussed in the Company's public filings, changes in foreign exchange rates, performance of minority investments, uncollectible receivables, loss on disposition of assets, cancellation or delays in renewal of contracts, lack of suitable raw materials or packaging materials, the Company's ability to receive regulatory approvals for its products, the outcome of the evaluation of strategic alternatives, the availability of financing for the special dividend under the Company's new credit facility and the accuracy of the Company's current estimate set forth in the Company's news release issued on April 6, 2007 with respect to its earnings and profits for tax purposes in 2007. Any forward- looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time and it is not possible for us to predict which new factors will arise. In addition, we cannot assess the impact of each factor on the Company's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. For further details and a discussion of these and other risks and uncertainties, investors and security holders are cautioned to review the definitive proxy statement filed January 4, 2007 in respect of the special meeting of shareholders dated February 5, 2007, the Cambrex 2006 Annual Report on Form 10-K, including the Forward-Looking Statement section therein, and other subsequent filings with the SEC, including Current Reports on Form 8-K.

Overview On October 24, 2006, Cambrex announced its approval of an agreement to sell its Bio Businesses and announced plans to declare a Special Dividend Dividend payment anticipated between $13.50 and $14.50 per share Funded from proceeds of Bio Businesses sale and borrowing under new credit facility On April 5, 2007, Board of Directors approved Cambrex Special Dividend of $14.00 per share Shareholders of record on April 20, 2007 receive Cambrex Special Dividend Disbursement occurs on May 3, 2007 "Ex-Dividend" trading date deferred until May 4, 2007 New York Stock Exchange (NYSE) typically defers "Ex-Date" when dividend payment exceeds 15% of share value INVESTORS SELLING THEIR SHARES AFTER RECORD DATE (BUT BEFORE CLOSE OF TRADING ON PAYMENT DATE) WILL ALSO ISSUE DUE-BILL FORFEITING THEIR CLAIM TO CAMBREX SPECIAL DIVIDEND

Typical Cambrex Dividends - Key Dates Declaration Date Date on which Cambrex Board of Directors approves dividend size and timetable for disbursement Record Date Date as of which Cambrex, at close of trading, compiles list of its shareholders to determine recipients of dividends Since NYSE allows three days for trade settlement, investors must own shares three trading days prior to Record Date in order to receive dividend Ex-Dividend Date ("Ex-Date") First trading date on which Cambrex shares trade without the right to receive the Cambrex dividend payment For typical dividends, NYSE routinely sets Ex-Date two business days prior to Record Date Payment Date Date of funds disbursement by Cambrex to shareholders Usually occurs two weeks after Record Date

Typical Cambrex Dividends - Timeline Fri Feb. 2 Fri Feb. 16 .... Thurs Feb. 1 Wed Jan. 31 Tues Jan. 30 .... Fri Jan. 26 Declaration Date Payment Date Record Date Ex-Dividend Date ("Ex-Date") Timeline - Cambrex Latest Quarterly Dividend ($0.03 per share) Note: Cambrex Board of Directors discontinued regular quarterly dividends as of April 5, 2007

Cambrex Special Dividend - "Ex-Date" Deferral For all dividends, share prices should theoretically decrease at the start of trading on the Ex-Date, reflecting the value of the issue minus the dividend Under Typical Cambrex Dividend timeline, total value of investor holdings does not reflect credit for pending dividend payments during period between Ex-Date and Payment Date In cases of large dividends such as Cambrex Special Dividend, use of Typical Cambrex Dividend timeline would lead to precipitous (albeit short-lived) decrease in value of investor holdings To avoid potential temporary decrease in value of holdings, NYSE defers Ex-Date until day following Payment Date When Ex-Date deferred, investors selling shares after the Record Date (but before the close of business on the Payment Date) issue "due-bill" stating that buyer purchased Cambrex shares plus rights to Special Dividend payment

Cambrex Special Dividend - Key Dates Declaration Date Cambrex Board of Directors approved amount ($14.00 per share) and timetable for the Cambrex Special Dividend on April 5, 2007 Record Date Shareholders at close of business on April 20, 2007, will have right to receive the Cambrex Special Dividend Payment Date Cambrex will disburse Cambrex Special Dividend payments on May 3, 2007 INVESTORS SELLING CAMBREX SHARES AFTER RECORD DATE (BUT BEFORE CLOSE OF BUSINESS ON PAYMENT DATE) WILL ALSO ISSUE DUE-BILL REPRESENTING FORFEITURE OF SPECIAL DIVIDEND PAYMENT TO SHARE PURCHASER Ex-Dividend Date NYSE has set May 4, 2007 as Ex-Date for trading Cambrex shares following Cambrex Special Dividend

Cambrex Special Dividend - Timeline Timeline - Cambrex Special Dividend Declaration Date Payment Date Ex-Dividend Date Record Date Friday May 4 Thursday May 3 .... Friday April 20 .... Thursday April 5 Note: Cambrex Board of Directors discontinued regular quarterly dividends as of April 5, 2007

Cambrex Special Dividend - Tax Issues Cambrex Special Dividend will include distribution of current or accumulated earnings and profits (taxable) and return of capital (non- taxable) as determined under U.S. federal income tax principles Cambrex currently estimates that Special Dividend will consist of 55-65% taxable dividend, with remaining portion designated as non-taxable return of capital Definitive tax treatment of Special Dividend will depend upon Cambrex financial performance for full year 2007 Tax implications for investors depends on many factors Selected relevant tax issues discussed on pages 42-44 of proxy statement filed January 4, 2007 INVESTORS ARE ENCOURAGED TO CONSULT WITH THEIR OWN TAX AND FINANCIAL ADVISORS REGARDING THEIR OWN IMPLICATIONS OF THE CAMBREX SPECIAL DIVIDEND

Cambrex Special Dividend